CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Philip R. McLoughlin, Chairman of Phoenix-Seneca Funds (the "Fund"), certify that:

         1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date:    JUNE 5, 2003                             /S/ PHILIP R. MCLOUGHLIN
     -------------------------------              ---------------------------
                                                  Philip R. McLoughlin, Chairman
                                                  (principal executive officer)


A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.




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         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Nancy G. Curtiss, Treasurer of Phoenix-Seneca Funds (the "Fund"), certify that:

         1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date:    JUNE 5, 2003                              /S/ NANCY G. CURTISS
     -------------------------------               ---------------------------
                                                   Nancy G. Curtiss, Treasurer
                                                   (principal financial officer)


A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.